THE ADVISORS' INNER CIRCLE FUND

                          C&B LARGE CAP VALUE PORTFOLIO
                         C&B TAX-MANAGED VALUE PORTFOLIO
                           C&B MID CAP VALUE PORTFOLIO

      Supplement dated April 22, 2004 to the Prospectus dated March 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE INSTITUTIONAL SHARES PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE INSTITUTIONAL SHARES PROSPECTUS.

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REORGANIZATION OF THE PORTFOLIOS

At a board meeting held on February 18, 2004, the Board of Trustees of the C&B Large Cap Value Portfolio, C&B Tax-Managed Value Portfolio and C&B Mid Cap Value Portfolio (the "Portfolios") approved an agreement and plan of reorganization (the "Reorganization Agreement") between the Portfolios and the Wells Fargo C&B Large Cap Value Fund, the Wells Fargo C&B Tax-Managed Value Fund and the Wells Fargo C&B Mid Cap Value Fund (the "Wells Fargo Funds"), newly formed series of the Wells Fargo Funds Trust, advised by Wells Fargo Funds Management, LLC and sub-advised by Cooke & Bieler, L.P.

The Reorganization Agreement sets forth the terms by which the Portfolios will transfer their assets to the Wells Fargo Funds in exchange for shares of the Wells Fargo Funds, and subsequently distribute those Wells Fargo Funds' shares to Portfolio shareholders (the "Reorganization"). As a result of the Reorganization, you will effectively become shareholders of the Wells Fargo Funds.

Shareholders are required to approve the Reorganization by voting, in person or by proxy, at a special meeting of shareholders. If approved by shareholders, the Reorganization is expected to occur in the summer of 2004. You should expect to receive a prospectus/proxy statement that provides more detailed information about the proposed Reorganization, the Wells Fargo Funds and the special meeting.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.